UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2005


                              ACE SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of June 1, 2005, providing for the issuance of ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE4, Asset-Backed
                           Pass-Through Certificates)


                              ACE SECURITIES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 333-123741-03                 56-2088493
----------------------------       --------------         ----------------------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
     of Incorporation               File Number)          Identification Number)


     6525 Morrison Blvd., Suite 318,
       Charlotte, North Carolina                          28211
----------------------------------------               ----------
(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code: 704-365-0569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
     (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

                  On June 29, 2005, a series of certificates, entitled ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE4, Asset-Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among ACE Securities Corp. as depositor (the "Depositor"), Wells Fargo Bank, N.A. as master servicer and securities administrator (the "Master Servicer and Securities Administrator"), Countrywide Home Loans Servicing LP as a servicer, Saxon Mortgage Services, Inc. as a servicer, Ocwen Federal Bank FSB as a servicer and HSBC Bank USA, National Association as trustee (the "Trustee"). The Certificates consist of twenty-two classes of certificates (collectively, the "Certificates"), designated as the "Class A-1A Certificates", "Class A-1B Certificates", "Class A-2A Certificates", "Class A-2B Certificates", "Class A-2C Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class B-3 Certificates", "Class CE-1 Certificates", "Class CE-2 Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four-family, adjustable rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $1,459,858,597 as of June 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated June 29, 2005, between DB Structured Products, Inc. as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1A Certificates, Class A-1B Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-2C Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates and Class M-10 Certificates were sold by Depositor pursuant to the Amended and Restated Underwriting Agreement, dated June 24, 1999, as amended and restated to and including July 8, 2002, between the Depositor and Deutsche Bank Securities Inc., and the Terms Agreement, dated June 23, 2005 between the Depositor, Countrywide Securities Corporation and Deutsche Bank Securities Inc. (collectively, the "Underwriting Agreement").

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                                 INITIAL CERTIFICATE
            CLASS                PRINCIPAL BALANCE(1)          PASS-THROUGH RATE
-----------------------------   ---------------------   -------------------------------
 A-1A.......................      $    516,015,000       One-Month LIBOR + 0.23%(2)(3)
 A-1B.......................      $    129,004,000       One-Month LIBOR + 0.28% (2)(3)
 A-2A.......................      $    317,493,000       One-Month LIBOR + 0.11% (2)(3)
 A-2B.......................      $    103,646,000       One-Month LIBOR + 0.25% (2)(3)
 A-2C.......................      $     82,750,000       One-Month LIBOR + 0.40% (2)(3)
 M-1........................      $     52,555,000       One-Month LIBOR + 0.50% (2)(3)
 M-2........................      $     45,256,000       One-Month LIBOR + 0.52% (2)(3)
 M-3........................      $     26,277,000       One-Month LIBOR + 0.57% (2)(3)
 M-4........................      $     24,818,000       One-Month LIBOR + 0.65% (2)(3)
 M-5........................      $     22,628,000       One-Month LIBOR + 0.67% (2)(3)
 M-6........................      $     20,438,000       One-Month LIBOR + 0.73% (2)(3)
 M-7........................      $     18,978,000       One-Month LIBOR + 1.28% (2)(3)
 M-8........................      $     17,518,000       One-Month LIBOR + 1.40% (2)(3)
 M-9........................      $     12,409,000       One-Month LIBOR + 1.90% (2)(3)
 M-10.......................      $     10,219,000       One-Month LIBOR + 3.00% (2)(3)

-------------
(1)    Approximate.
(2) The pass-through rate for each class of Offered Certificates will be subject to the applicable Net WAC Pass-Through Rate as described in this prospectus supplement under "Description of the Certificates-Pass-Through Rates."
(3) After the optional termination date, the margins applicable to the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates will increase by 100% and the margins applicable to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates will increase by 50%.


                  The Certificates, other than the Class B-1, Class B-2, Class B-3, Class CE-1, Class CE-2, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated June 23, 2005 (the "Prospectus Supplement"), and the Prospectus, dated June 23, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1, Class B-2, Class B-3, Class CE-1, Class CE-2, Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01         Financial Statements and Exhibits

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits

----------------- --------------------------------------------------------------------------
   EXHIBIT NO.                                   DESCRIPTION
----------------- --------------------------------------------------------------------------
       4.1        Pooling and Servicing  Agreement,  dated as of June 1, 2005, by and among
                  ACE Securities  Corp.,  as Depositor,  Wells Fargo Bank,  N.A., as Master
                  Servicer and Securities  Administrator,  Countrywide Home Loans Servicing
                  LP as a Servicer,  Saxon  Mortgage  Services,  Inc. as a Servicer,  Ocwen
                  Federal Bank FSB as a Servicer and HSBC Bank USA,  National  Association,
                  as Trustee relating to the Series 2005-HE4 Certificates.
----------------- --------------------------------------------------------------------------

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 19, 2005


                                             ACE SECURITIES CORP.


                                             By: /s/ DOUGLAS K. JOHNSON
                                                 -------------------------------
                                             Name:   Douglas K. Johnson
                                             Title:  President

                                             By: /s/ EVELYN ECHEVARRIA
                                                 -------------------------------
                                             Name:   Evelyn Echevarria
                                             Title:  Vice President

                                INDEX TO EXHIBITS

                                                                                   Sequentially
Exhibit No.                             Description                               Numbered Page
-----------                             -----------                               -------------
    4.1        Pooling and Servicing Agreement,  dated as of June 1, 2005, by           7
               and among ACE  Securities  Corp.,  as  Depositor,  Wells Fargo
               Bank,  N.A., as Master Servicer and Securities  Administrator,
               Countrywide  Home  Loans  Servicing  LP as a  Servicer,  Saxon
               Mortgage Services, Inc. as a Servicer,  Ocwen Federal Bank FSB
               as a  Servicer  and HSBC Bank USA,  National  Association,  as
               Trustee relating to the Series 2005-HE4 Certificates.